EXHIBIT 10.5

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 15, 2009 (this “Agreement”), is among Ecosphere Energy Services, LLC, a Delaware limited liability company (“Holdings”), EES Operating, LLC, a Delaware limited liability company (as successor by conversion to Ecosphere Energy Services, Inc., a Florida corporation, “EES”), Clean Water Partners, LLC, a Delaware limited liability company (as successor by assignment from Bledsoe Capital Group, LLC (“BCG”) and together with its successors, assigns, endorsees and transferees, the “Holder”), and solely for the purposes of consenting to this Agreement and receiving the release contained in Section 26 hereof, Ecosphere Technologies, Inc., a Delaware corporation (“ETI”).

WHEREAS, ETI, EES and BCG have previously entered into (i) that certain Credit Agreement dated as of May 16, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “May Agreement”), (ii) that certain Credit Agreement dated as of November 12, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “November Agreement”) and (iii) that certain letter agreement dated as of April 14, 2009 (as amended, supplemented or otherwise modified prior to the date hereof, the “Letter Agreement”, and collectively with the May Agreement and the November Agreement, the “Existing Agreements” and each individually, an “Existing Agreement”), pursuant to which Holder has advanced funds to EES and ETI has guaranteed the payment thereof;

WHEREAS, pursuant to that certain Contribution Agreement, dated as of July 15, 2009 by and between BCG and the Holder, BCG contributed, conveyed, transferred and assigned, among other things, its interests under the Existing Agreements to the Holder, and the Holder accepted such contribution, conveyance, transfer and assignment and assumed the rights, obligations and liabilities of BCG thereunder;

WHEREAS, in connection with the transactions contemplated by that certain Contribution Agreement, dated July 15, 2009, by and among ETI, the Holder, BCG and Holdings, the parties hereto have agreed to combine, amend and restate the Existing Agreements in their entireties on the terms and conditions set forth herein so that the Obligations (as such term is defined in the May Agreement and in the November Agreement) outstanding under the Existing Agreements on the date hereof shall be continued as Obligations (as hereinafter defined) under this Agreement and, from and after the date hereof, all references made to any Existing Agreement, as the case may be, in any Loan Document or in any other document or instrument shall be deemed to refer to this Agreement;

WHEREAS, in connection with the foregoing, the Holder has agreed to (i) continue the loans outstanding under the Existing Agreements which shall be evidenced by one or more Notes (as hereinafter defined), (ii) release and discharge in full any and all of ETI’s obligations under or in connection with the Existing Agreements, the Loan Documents or this Agreement and (iii) release and discharge in full any and all security interests granted to the Holder by ETI;

WHEREAS, in order to induce the Holder to continue the loan evidenced by the Notes, Holdings and EES have agreed to execute and deliver to the Holder this Agreement and to grant the Holder a security interest in certain of their property to secure the prompt payment, performance and discharge in full of the Obligations;

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Certain Definitions. As used in this Agreement, in addition to the terms defined above, the following terms shall have the meanings set forth herein.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

“Collateral” means (a) all of Holdings’ and EES's respective rights, title and interest in and to the property described in Schedule A, (b) all products, proceeds, rents and profits of the foregoing; and (c) all of the foregoing, whether now owned of existing or hereafter acquired or arising or in which either Holdings or EES now has or hereafter acquires any rights.

“Loan Documents” means this Agreement, the Notes (as defined in Section 2 below) and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith.

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of Holdings and/or EES under the Loan Documents, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Holder as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of Holdings and/or EES from time to time under or in connection with the Loan Documents; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Holdings and/or EES.

“Organizational Documents” means with respect to Holdings or EES, the documents by which it was organized pursuant to its certificate of formation, and including its limited liability company agreement.

“Security Interest” means the security interest granted herein by Holdings and EES to the Holder.

“UCC” means the Uniform Commercial Code of the State of Delaware, Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.

Loans under Existing Agreements.  All amounts advanced by either BCG or the Holder pursuant to the Existing Agreements shall be deemed outstanding under this Agreement (hereinafter, the “Loan”).  As of the effective date of this Agreement the aggregate principal amount of the Loan outstanding hereunder is $3,111,095.89 and the accrued but unpaid interest thereon is zero.  The Loan shall be evidenced by the Notes to be issued to the Holder, forms of which are annexed hereto as Exhibit A and Exhibit B (the “Notes”), which shall be delivered to Holder in exchange for all promissory notes delivered under the Existing Agreements.  The Holder shall mark such promissory notes “cancelled” and return such promissory notes to EES.  The principal amount of, and the interest accruing on, the Loan shall be repaid as set forth in the Notes.

3.

[Intentionally Deleted].

4.

Representations, Warranties and Covenants of Holdings and EES.  Holdings and EES, jointly and severally, hereby represent and warrant to and covenant with the Holder as follows:

(a)

Each of Holdings and EES has taken all limited liability company action necessary for the authorization, execution and delivery of the Loan Documents and performance of all Obligations.   The Loan Documents shall constitute a valid and legally binding obligation of each of Holdings and EES enforceable in accordance with their respective terms.

(b)

Neither Holdings nor EES has any places where Collateral is stored or located, except as set forth on Schedule B attached hereto.  Except as disclosed on Schedule B, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(c)

All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of Holdings and/or EES required in connection with the execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated thereby, have been obtained.

(d)

Each of Holdings and EES is the sole owner of their respective portion of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims other than those existing under the Existing Agreements, and is fully authorized to grant the Security Interest.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of BCG pursuant to the Existing Agreements or have been or will be filed in favor of the Holder pursuant to this Agreement) covering or affecting any of the Collateral.

(e)

No written claim has been received that any Collateral or Holdings’ or EES’s use of any Collateral violates the rights of any third party. There has been no adverse decision to Holdings’ and/or EES's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to Holdings’ and/or EES's right to keep and maintain the Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of Holdings and/or EES, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(f)        Holdings and EES shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral without delivering to the Holder on or prior to five (5) days after such relocation written notice of such relocation and the new location thereof (which must be within the United States).  Such notice may be by email to the Holder addressed to each of chad@bledsoecapital.com and gschmitt@hunton.com.

(g)   This Agreement creates in favor of the Holder a valid security interest in the Collateral securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following subsection, all security interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected.  Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of the Loan Documents, (ii) the creation or perfection of the Security Interest created hereunder in the Collateral or (iii) the enforcement of the rights of the Holder with respect to the Obligations.

(h)

Holdings and EES hereby authorize the Holder to file one or more financing statements under the UCC, with respect to the Security Interest, at any time and from time to time during the term of this Agreement as reasonably deemed proper by the Holder and with the proper filing and recording agencies in any jurisdiction deemed proper by the Holder.

(i)

The execution, delivery and performance of the Loan Documents does not (i) violate any of the provisions of any Organizational Documents of Holdings or EES, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to Holdings and/or EES, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Holdings’ or EES’s debt or otherwise) or other understanding to which Holdings or EES is a party or by which any property or asset of Holdings or EES is bound or affected.  If any, all required consents (including, without limitation, from members, managers, securityholders or creditors of Holdings and EES) necessary for Holdings and EES to enter into and perform their respective obligations hereunder have been obtained.

(j)

Holdings and EES shall at all times maintain (1) the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Holder until this Agreement and the Security Interest hereunder shall be terminated upon payment in full of the Notes and (2) the Collateral free and clear of all liens and encumbrances, other than the Security Interest and liens and encumbrances in favor of the Holder.  Holdings and EES each hereby agrees to defend the same against the claims of any and all persons and entities, and to safeguard and protect all Collateral for the account of the Holder.  At the request of the Holder, Holdings and EES will pay the cost of filing UCC financing statements in all public offices wherever filing is, or is deemed by the Holder to be, necessary or desirable to effect the rights and obligations provided for herein.  Without limiting the generality of the foregoing, Holdings and EES shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder.

(k)

Except as provided in this Agreement or in the Notes, neither Holdings nor EES will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by Holdings or EES in the ordinary course of their business and sales of inventory by Holdings or EES in its ordinary course of business) without the prior written consent of the Holder.

(l)

Each of Holdings and EES shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(m)

Each of Holdings and EES shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  Each of Holdings and EES shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Holder, that (a) the Holder will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Holder and such cancellation or change shall not be effective as to the Holder for at least 30 days after receipt by the Holder of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Holder will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

(n)

Each of Holdings and EES shall promptly execute and deliver to the Holder such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Holder may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Holder’s security interest in the Collateral.

(o)

Each of Holdings and EES shall permit the Holder and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice and to make copies of records pertaining to the Collateral as may be reasonably requested by the Holder from time to time.

(p)

Each of Holdings and EES will from time to time, at the joint and several expense of Holdings and EES, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Holder may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(q)

The Federal Employer Identification Numbers and organizational identification numbers of Holdings and EES are set forth on Schedule C.

(r)

Neither Holdings nor EES shall change its name, type of organization or jurisdiction of organization without first giving the Holder three days prior written notice of its intended change.

(s)

Upon the occurrence but only during the continuation of any Event of Default under Section 9(a) below, during the term of this Agreement (as set forth in Section 13 below), Holdings may not make (i) any dividend or other distribution, direct or indirect, on account of any of its membership units or interests or any other capital stock or other equity interests of Holdings (the “Interests”), now or hereafter outstanding; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Interests of Holdings now or hereafter outstanding; (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, or any redemption, purchase or other acquisition for value, retirement, defeasance, sinking fund or similar payment with respect to, any indebtedness that is subordinated in any respect to the Obligations; (iv) any management, consulting or similar fees payable by Holdings to any affiliate thereof, other than reimbursements by Holdings to ETI for costs incurred by ETI in the operations of the business of Holdings as the Managing Member of Holdings; or (v) any loans or advances to any of its employees, managers, directors, officers or Interest holders, as the case may be, except for advances or expenses made in the ordinary course of business.

5.

[Intentionally Deleted].

6.

[Intentionally Deleted]

7.

[Intentionally Deleted].

8.

Grant of Security Interest in Collateral. As an inducement for the Holder to continue the Loan evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, Holdings and EES hereby grant the Holder a security interest in and to, a lien upon and a right of set-off against all of Holdings’ and EES's, as applicable, right, title and interest of whatsoever kind and nature in and to, the Collateral.

9.

Defaults. The following events shall be “Events of Default”:

(a)

The failure to pay principal or any interest under any of the Notes when due;

(b)

Any representation or warranty of Holdings or EES in this Agreement shall prove to have been incorrect in any material respect when made;

(c)

The failure by either Holdings or EES to observe or perform any of the other Obligations; or

(d)

Any Event of Default under the Notes (as defined in the Notes).

Notwithstanding the preceding, the Holder shall provide Holdings and EES with written notice of the occurrence of any event described in Sections 9(a) or (c), and in the event Holdings or EES cures such event within five (5) business days with respect to an event described in Section 9(a) and within fifteen (15) business days with respect to an event described in Section 9(c) following receipt of notice from Secured Party, such event shall not be deemed an Event of Default hereunder.

10.

Duty to Hold in Trust. Upon the occurrence of any Event of Default and at any time thereafter, Holdings and EES shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Holder and shall forthwith endorse and transfer any such sums or instruments, or both, to the Holder for application to the satisfaction of the Obligations.

11.

Rights and Remedies Upon Default.

(a)

Upon the occurrence and during the continuation of any Event of Default, the Holder shall have the right to exercise all the rights and remedies of a secured party under the UCC and all of the remedies conferred under the Loan Documents, including without limitation, the following:

(i)

The Holder shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and Holdings and EES shall assemble the Collateral and make it available to the Holder at places which the Holder shall reasonably select, whether at Holdings’ or EES’ premises or elsewhere, and make available to the Holder, without rent, all of Holdings’ or EES’ respective premises and facilities for the purpose of the Holder taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)

The Holder shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof.

(iii)

The Holder shall have the right (but not the obligation) to use the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Holder may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to Holdings and/or EES or right of redemption of Holdings and/or EES, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Holder may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of Holdings and/or EES, which are hereby waived and released.

(b)

Notwithstanding anything in this Section 11 to the contrary, the Holder shall comply with any applicable law in connection with the taking possession of, exercising rights over, holding and/or disposing of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Holder may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Holder sells any of the Collateral on credit, Holdings and EES will only be credited with payments actually made by the purchaser.  In addition, each of Holdings and EES waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Holder’s rights and remedies hereunder, including, without limitation, its rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)

Holder Appointed Attorney-in-Fact.  Each of Holdings and EES hereby irrevocably appoints the Holder as its attorney-in-fact, with full authority in the place and stead of Holdings and EES and in the name of Holdings and EES, the Holder or otherwise, from time to time after an Event of Default shall have occurred, in the Holder's discretion, to take any action and to execute any instrument which the Holder may deem necessary or advisable to accomplish the purposes of this Agreement.

(d)

Upon the Holder's request, each of Holdings and EES shall assist the Holder in the liquidation of the Collateral upon an Event of Default.

              12.

Costs and Expenses. Each of Holdings and EES agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Holder.  Each of Holdings and EES will also, upon demand, pay to the Holder the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Holder may incur in connection with (i) the enforcement of this Agreement, or (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the default rate.

            13.   Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of Holdings and EES contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

14.

Severability.

If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other.  The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision was not included.

15.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

16.

Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither Holdings nor EES may assign any of their respective obligations hereunder without the prior written consent of the Holder and the Holder may not assign its obligations hereunder without the prior written consent of EES.

17.

Notices and Addresses.

All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

Holdings or EES:

Ecosphere Energy Services, LLC

3515 SE Lionel Terrace

Stuart, FL 34997

Attention:  Mr. Dennis McGuire

Facsimile:  (772) 781-4778

The Holder:

Clean Water Partners, LLC

℅ Chad Wold, Esq.

122 Central Avenue

Whitefish, MT 59937

Facsimile: (406) 862-2487

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the date of delivery.

18.

Attorneys’ Fees.

In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

19.

Oral Evidence.

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

20.

Governing Law.

This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

21.

Section or Paragraph Headings.

Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

22.

Publicity and Confidentiality.

Holdings, EES and the Holder will not, and will cause their respective representatives not to, without the prior written consent of the other parties hereto, make any release to the press or other public disclosure, or to make any statement to any competitor, customer, client, or supplier of Holdings, EES or the Holder or any other person, with respect to the existence or contents of this agreement, except for such public disclosure as may be necessary for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order.  If any party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of the text of the proposed disclosure as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other parties concerning the nature and scope of the information it proposes to disclose.  Notwithstanding the preceding, ETI shall have the right to disclose the existence and terms of the Loan and the Loan Documents by filing a Form 8-K, Form 10-Q and/or Form 10-K or similar documents with the United States Securities and Exchange Commission.

23.  Existing Agreements.

On the closing date hereof, this Agreement shall supersede and replace in its entirety the Existing Agreements; provided, however, that (a) all loans and other indebtedness, obligations and liabilities outstanding under the Existing Agreements on such date shall, from such date forward, constitute a Loan, obligation and liability under this Agreement, (b) the execution and delivery of this Agreement or any of the Loan Documents hereunder shall not constitute a novation, refinancing or any other fundamental change in the relationship among the parties, (c) this Agreement shall not in any way release or impair the rights, duties, Obligations or Liens created pursuant to the Existing Agreements or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the date hereof, and (d) the Loan and other indebtedness, obligations and liabilities outstanding hereunder, to the extent outstanding under the Existing Agreements immediately prior to the date hereof, shall constitute the same loans and other indebtedness, obligations and liabilities as were outstanding under the Existing Agreements and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, but shall be outstanding under this Agreement only from the date hereof forward.  The aggregate principal amount of the Loan and the accrued but unpaid interest thereon outstanding as of the closing date hereof is set forth in Section 2.

24.  Reaffirmation.

EES hereby (a) confirms that each Loan Document (as defined in the Existing Agreements), in effect on the date hereof, to which it is a party or is otherwise bound and all Collateral encumbered thereby, will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all Obligations under this Agreement and the obligations under the Loan Documents, as the case may be, and (b) reaffirms and ratifies its grant to the Holder of a continuing Lien on and security interest in and to all of its right, title and interest in, to and under all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations under this Agreement (whether at stated maturity, by acceleration or otherwise) in accordance with the terms thereof.

25.  Waiver.

EES has requested and the Holder has agreed to waive all Events of Default under the Existing Agreements, the Loan Documents or the Notes (as defined in the Existing Agreements) as they existed immediately prior to the time that this Agreement became effective.  Accordingly, the Holder waives all Events of Default as they existed under the Existing Agreements, the Loan Documents (as defined in the Existing Agreements) or the Notes (as defined in the Existing Agreements) immediately prior to the time that this Agreement became effective, but the waiver herein shall not be deemed to be a waiver of any representation, covenant, obligation, condition, default or Event of Default under this Agreement on or after the closing date.

26.  Release of ETI.

The Holder hereby (i) releases and forever discharges any and all of ETI’s liabilities and obligations under the Existing Agreements, this Agreement, the Notes (as defined herein and in the Existing Agreements) and any other Loan Documents (as defined herein and in the Existing Agreements), including without limitation its guarantee, surety and indemnity liabilities and obligations, (ii) releases and forever discharges any and all security interests, liens, mortgages, pledges, encumbrances, assignments and all other rights and interests that it has or may have in any property of ETI under any Loan Document (as defined herein and in the Existing Agreements), and (iii) grants, assigns, delivers and releases unto, and causes to re-vest in, ETI any and all rights and interests that it has or may have in any property of ETI.

The Holder hereby further agrees from time to time, upon request, without further consideration, other than the reimbursement for any reasonable and necessary costs, to execute, deliver, acknowledge and file all such further releases, UCC termination statements and releases in respect of UCC financing statements, termination statements, documents, agreements, certificates and instruments and do such further acts as ETI may reasonably require to more effectively evidence or effectuate the releases contemplated by this Section 26.

[Signature Page to Follow]

1

            IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed on the day and year first above written.

EES OPERATING, LLC

By: __________________________________

       Dennis McGuire, President

ECOSPHERE ENERGY SERVICES, LLC

By: __________________________________

       Dennis McGuire, President

ECOSPHERE TECHNOLOGIES, INC.

By: __________________________________

       Dennis McGuire, President

[Signature page to amended and restated credit agreement]

CLEAN WATER PARTNERS, LLC

By: __________________________________

       Chad Wold, Its Manager

[Signature page to amended and restated credit agreement]

EXHIBIT A

Form of Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXIST.

REPLACEMENT SECURED NOTE

$2,000,000

July 1, 2009

FOR VALUE RECEIVED, Ecosphere Energy Services, LLC, a Delaware limited liability company (“Holdings”), and EES Operating, LLC, a Delaware limited liability company (“EES”, and together with Holdings, the “Makers”), hereby promise to pay to the order of Clean Water Partners, LLC, a Delaware limited liability company (the “Holder”), at ℅ Chad Wold, Esq., 122 Central Avenue, Whitefish, MT 59937, or at such other office as Holder designates in writing to the Makers, the principal sum of Two Million Dollars ($2,000,000) together with interest thereon computed at the annual rate of twelve percent (12%). Payments of interest only shall be shall be payable monthly commencing on August 1st, 2009 and continuing on the 1st day of each and every month thereafter for the next consecutive twenty-nine (29) months.  All outstanding principal and any accrued, but unpaid, interest shall be due and payable two (2) years and five (5) months from the date of this Note.  While in default, this Note shall bear interest at the lesser of (i) the greater of (x) the rate of 20% per annum or (y) the Prime Rate as published in the Wall Street Journal plus 5% or (ii) such maximum rate of interest allowable under the laws of the State of Florida. Payments shall be made in lawful money of the United States.  This Note is secured by the Obligations and Collateral as set forth in that certain Amended and Restated Credit Agreement of even date herewith (the “Agreement”) among Holdings, EES, the Holder and Ecosphere Technologies, Inc., a Florida corporation.  Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

1.

Event of Default.  In the event either Holdings or EES shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or seeking appointment of a receiver, custodian, trustee or other similar official for it or for all or any substantial part of its assets; or there shall be commenced against either Holdings or EES, any case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 30 days; or there shall be commenced against either Holdings or EES any

1

case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 10 days from the entry thereof; or either Holdings or EES shall make an assignment for the benefit of creditors; or Holdings or EES shall be unable to, or shall admit in writing the inability to, pay its debts as they become due; or Holdings or EES shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the foregoing; then, or any time thereafter during the continuance of any of such events, the entire unpaid balance of this Note then outstanding, together with accrued interest thereon, if any, shall be and become immediately due and payable without notice of demand by Holder.  This note is secured by the Agreement and is subject to all of its provisions.

2.

Prepayment.

(a)

The Makers, upon three days prior written notice to the Holder, may prepay, without penalty or premium, this Note and any accrued interest to the date of prepayment.  All prepayments shall be applied, first, to the payment of accrued interest on this Note to the date of such payment and second, to the payment of the principal amount of this Note.

(b)

Upon the sale, lease, transfer or other disposition (or series of related sales, leases, transfers or other dispositions) of all or any Collateral, the Makers shall promptly apply the cash proceeds thereof (net of any reasonable attorney’s fees, reasonable accountant’s fees, reasonable brokerage fees and other reasonable customary fees and expenses incurred in connection therewith and net of taxes paid or reasonably expected to be payable as a result thereof) to the prepayment of the Loan.

3.

Miscellaneous.

(a)

This Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Agreement and replaces in whole (i) the Secured Note, dated December 1, 2008, executed by EES in favor of BCG in the principal amount of $500,000, (ii) the Secured Note, dated November 13, 2008, executed by EES in favor of BCG in the principal amount of $500,000 and (iii) the Secured Note, dated December 9, 2008, executed by EES in favor of BCG in the principal amount of $1,000,000.

(b)

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest.

(c)

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought with such agreement being effective and binding only upon attachment hereto.

(d)

This Note and the rights and obligations of the Holder and of the undersigned shall be governed and construed in accordance with the laws of the State of Florida.

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IN WITNESS WHEREOF, the Makers have caused this Note to be executed as of the date aforesaid.

ECOSPHERE ENERGY SERVICES, LLC

By: __________________________________

       Dennis McGuire, President

EES OPERATING, LLC

By: __________________________________

       Dennis McGuire, President

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EXHIBIT B

Form of Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXIST.

REPLACEMENT SECURED NOTE

$1,111,095.89

July 1, 2009

FOR VALUE RECEIVED, Ecosphere Energy Services, LLC, a Delaware limited liability company (“Holdings”), and EES Operating, LLC, a Delaware limited liability company (“EES”, and together with Holdings, the “Makers”), hereby promise to pay to the order of Clean Water Partners, LLC, a Delaware limited liability company (the “Holder”), at ℅ Chad Wold, Esq., 122 Central Avenue, Whitefish, MT 59937, or at such other office as Holder designates in writing to the Makers, the principal sum of One Million, One Hundred and Eleven Thousand, Ninety Five and 89/100 Dollars ($1,111,095.89) together with interest thereon computed at the annual rate of ten percent (10%). All outstanding principal and interest shall be due and payable on December 31, 2009.  While in default, this Note shall bear interest at the lesser of (i) the rate of 18% per annum or (ii) such maximum rate of interest allowable under the laws of the State of Florida. Payments shall be made in lawful money of the United States.  This Note is secured by the Obligations and Collateral as set forth in that certain Amended and Restated Credit Agreement of even date herewith (the “Agreement”) among Holdings, EES, the Holder and Ecosphere Technologies, Inc., a Florida corporation.  Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

1.

Event of Default.  In the event either Holdings or EES shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or seeking appointment of a receiver, custodian, trustee or other similar official for it or for all or any substantial part of its assets; or there shall be commenced against either Holdings or EES, any case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 30 days; or there shall be commenced against either Holdings or EES any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order

1

for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 10 days from the entry thereof; or either Holdings or EES shall make an assignment for the benefit of creditors; or Holdings or EES shall be unable to, or shall admit in writing the inability to, pay its debts as they become due; or Holdings or EES shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the foregoing; then, or any time thereafter during the continuance of any of such events, the entire unpaid balance of this Note then outstanding, together with accrued interest thereon, if any, shall be and become immediately due and payable without notice of demand by Holder.  This note is secured by the Agreement and is subject to all of its provisions.

2.

Prepayment.

(a)

The Makers, upon three days prior written notice to the Holder, may prepay, without penalty or premium, the Note and any accrued interest to the date of prepayment.  All prepayments shall be applied, first, to the payment of accrued interest on this Note to the date of such payment and second, to the payment of the principal amount of this Note.

(b)

Upon the sale, lease, transfer or other disposition (or series of related sales, leases, transfers or other dispositions) of all or any Collateral, the Makers shall promptly apply the cash proceeds thereof (net of any reasonable attorney’s fees, reasonable accountant’s fees, reasonable brokerage fees and other reasonable customary fees and expenses incurred in connection therewith and net of taxes paid or reasonably expected to be payable as a result thereof) to the prepayment of the Loan.

3.

Miscellaneous.

(a)

This Note is one of the Notes referred to in, and is subject to and is entitled to the benefits of, the Agreement and replaces in whole that certain Note dated May 16, 2008 in the stated principal amount of $1,000,000 executed by EES and payable to the order of the Holder as therein provided.

(b)

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest.

(c)

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought with such agreement being effective and binding only upon attachment hereto.

(d)

This Note and the rights and obligations of the Holder and of the undersigned shall be governed and construed in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the Makers have caused this Note to be executed as of the date aforesaid.

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Ecosphere Energy Services, LLC

By:  _________________________________

Dennis E. McGuire

President

EES Operating, LLC

By:  _________________________________

Dennis E. McGuire

President

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SCHEDULE A

DESCRIPTION OF COLLATERAL

1.

High-Volume (200 GPM), 2 x 53’ Mobile Water Recycling System, Serial #3500-001, consisting of:

3500-001

53” Fontaine trailer

Orival particulate filter

Ecosphere Ozonix Process Tank

AlfaLaval Centrifugal Separation

Carbon Media Filtration

Ultrasonic Generator

Triton Generator (Ozone)

Computer Command Center Panel

40’ Shipping Container

2.

High-Volume (200 GPM), 2 x 53’ Mobile Water Recycling System, Serial #3500-002, consisting of:

I, 53” Fontaine trailer

Sheco Cartridge Filtration

Reverse Osmosis Membrane System

Computer Command Center Panel

40’ Shipping Container

3.

High-volume (100GPM) 53’ Mobile Water Recycling System, Serial # 3500-03, consisting of:

I, 53” Fontaine trailer, serial #49750

Orival particulate filter

Ecosphere Ozonix Process Tank, serial 14064-003

AlfaLaval Centrifugal Separation, Model BRPX312

Carbon Media Filtration

Ultrasonic Generator, serial #DFI-2808-ZSL-2379

Shelco Cartridge Filtration, serial #101376

Reverse Osmosis Membrane System

Triton Generator, serial #7009554

Guardian Ozone Generator, serial #07070801

Computer Command Center Panel, serial #14077-003

40’ Shipping Container, serial #MSGU6132387

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